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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and to the use of our report dated February 23, 1996 in the Registration Statement on Form S-3 and related Prospectus of Cincinnati Milacron Inc. for the registration of 5,500,000 shares of its common stock.


                                        /s/ Ernst & Young LLP

                                        Ernst & Young LLP


Cincinnati, Ohio
March 12, 1996